Exhibit 99.2

This Statement on Form 3 is filed by: (i) Apollo Investment Corporation, (ii) Apollo Investment Management, L.P., (iii) ACC Management, LLC, (iv) Apollo Capital Management, L.P., (v) Apollo Capital Management GP, LLC, (vi) Apollo Management Holdings, L.P. and (vii) Apollo Management Holdings GP, LLC.

Name of Designated Filer:                    Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:                03/29/2016

Issuer Name: Miller Energy Resources, Inc.

APOLLO INVESTMENT CORPORATION

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Secretary

APOLLO INVESTMENT MANAGEMENT, L.P.

By:	ACC Management, LLC
its general partner

	By:	Apollo Capital Management, L.P.
its sole member

		By:	Apollo Capital Management GP, LLC
its general partner

			By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

ACC MANAGEMENT, LLC

By:	Apollo Capital Management, L.P.
its sole member

	By:		Apollo Capital Management GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO MANAGEMENT HOLDINGS, GP, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President